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Exhibit 99
LANVISION SYSTEMS, INC.
News Release of LanVision Systems, Inc. Dated April 1, 2003


NEWS RELEASE
Visit our web site at: www.lanvision.com

                                                                COMPANY CONTACT:
                                                                  J. BRIAN PATSY
                                                                       President
                                                                  (513) 794-7100

                                                             INVESTOR RELATIONS:
                                                                 KIRSTEN CHAPMAN
                                                  LIPPERT/HEILSHORN & ASSOCIATES
                                                                  (415) 433-3777

FOR IMMEDIATE RELEASE



  LANVISION SYSTEMS REPORTS RECORD FOURTH QUARTER AND FISCAL YEAR 2002 RESULTS

          ANNUAL REVENUES INCREASED 23%, OPERATING PROFIT INCREASED 43%

Cincinnati, Ohio, April 1, 2003 --- LanVision Systems, Inc. (Nasdaq: LANV) today announced the financial results for the fourth quarter and fiscal year ended January 31, 2003.

Revenues in the fourth quarter of fiscal 2002 were a record $3.9 million compared with $2.7 million in the fourth quarter of fiscal 2001, an increase of 44 percent. Operating profits for the fourth quarter were $955,000 compared with $684,000 in the fourth quarter of fiscal 2001, an increase of 40 percent. In eighteen of the last nineteen quarters LanVision's operating results improved over the comparable prior quarter. Net earnings for the quarter were $460,000 or $0.05 per share compared with $180,000 or $0.02 per share in the fourth quarter of fiscal 2001.

For the 2002 fiscal year ended January 31, 2002, LanVision reported record revenues of $13.5 million compared with $10.9 million in fiscal 2001, an increase of 23 percent. Operating profits for the fiscal year were a record $2.9 million compared with $2.0 million in fiscal 2001, an increase of 43 percent. Net earnings for fiscal 2002 were a record $1.0 million or $0.11 per share compared with $210,000 or $0.02 per share in fiscal 2001.

J. Brian Patsy, president and chief executive officer, stated, "Execution of our strategy generated results as LanVision achieved record fiscal year total revenues, operating profits and net earnings, with increasing operating profitability in each quarter of fiscal 2002. We continued to expand our strategic partnerships and introduce products to increase our recurring revenue streams. Our successes in securing new customers for

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ASPeN(SM), our application-hosting services, and broadening our installed base for license sales and sales through our reseller partners illustrate the strength of our product offerings and the enhanced value proposition."

Paul W. Bridge, Jr., LanVision's chief financial officer, said, "Fiscal 2002 was another year of significant improvement, and we achieved 23 percent revenue growth. In addition, we increased our ASPeN recurring revenues by 48 percent. The combined ASPeN application hosting services and maintenance services revenues accounted for 40 percent, or more than $5.0 million, of our total revenues in fiscal 2002. We expect these trends to increase in the future."

Mr. Bridge continued, "LanVision also achieved record cash flow from operating activities, and used the funds to reduce long-term debt and long-term accrued interest by an additional $2.5 million. We continue to monitor our expenses and are investing prudently in the future to ensure that increased revenues produce increased operating profits."

LanVision accomplished significant financial, customer, reseller and product milestones throughout 2002 and subsequent to year end.

- Extended LanVision's record of quarterly operating profitability to nine out of the last ten quarters.

- Announced the significant new reseller agreement with IDX Information Systems Corporation, which generated more than $2.5 million in LanVision revenues in the first year of the relationship.

- Announced the referral marketing agreement with 3M Health Information Systems in September.

- Signed two three-year ASPeN services agreements, one with the Children's Hospital of Columbus, Ohio and one with a research-driven cancer center to be announced at a later date. Both ASPeN opportunities have been implemented and are contributing recurring revenues.

- This week announced the General Availability of codingANYwareSM, our in-house and remote coding workflow application that re-engineers the coding, and billing process in a way that accelerates reimbursement and helps keep accounts receivable to a manageable level.

-   During 2002 introduced products which enhanced the suite of applications:

Announced the General availability of our new thin client second-generation web-based workflow application accessANYware(sm) which offers a wide array of functionality from a single login, including browser-based searching, retrieving, viewing and faxing, as well as chart analysis, remote chart completion and electronic signature, via the completionANYware(sm) module, and new Business Office functionality, via Folderview(sm), to scan and store Remittances, Explanation of Benefits and insurance bulletins;

OCR FOR FORMS that uses Optical Character Recognition technology to scan, extract data, verify, balance, and provide an output file to help business offices increase data entry productivity;

CALL CENTER SCHEDULING WORKFLOW that automatically routes the scanned or faxed physician orders to appropriate scheduling personnel; and

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REGSCAN(TM) the registration component that allows registrars to easily and quickly scan pertinent documents such as insurance cards, clinic, or physician orders into the LanVision system.

Mr. Patsy concluded, "One of our major goals for the future is to further diversify our revenue opportunities by targeting potential new partners in the clinical information systems, outsourcing, and storage management areas, as well as entering into new lines of businesses, which are complementary to our existing core competencies. Our state-of-the-art, scalable and web-enabled Medical Record Workflow technologies and services provide a competitive advantage to LanVision and its partners in the Medical Record Workflow technology marketplace and we continue to be very optimistic about our future and our ability to expand our business to achieve our goal to be the leading provider of products and services that manage the entire lifecycle of the medical record."

CONFERENCE CALL INFORMATION

The fourth quarter and fiscal year end conference presentation and call will be held at 10:00 a.m. Eastern Time, on Wednesday April 2, 2003. The call will feature remarks from J. Brian Patsy, President and Chief Executive Officer, Eric
S. Lombardo, Executive Vice President, and Paul W. Bridge, Jr., Chief Financial Officer.

To access the call, please dial 1-888-806-9460 approximately 10 minutes prior to the start of the conference. To access the presentation and webcast please go to www.lanvision.com approximately twenty minutes before the conference call is scheduled to begin. You will need to register as well as download and install any necessary audio software. The presentation and webcast will be available for 30 days. If you are unable to participate, a replay will be available from 1:00 p.m. ET April 2, through 12:00 a.m. ET April 4, 2003. For callers within the U.S. or Canada, the replay number is 1-888-266-2081. The replay pass code for all callers is 6438695.

As soon as practicable the transcript of the conference call will be posted to the LanVision Systems, Inc. web site at www.lanvision.com.

ABOUT LANVISION SYSTEMS

LanVision is an application service provider (ASP) and leading supplier of Medical Record Workflow technologies and healthcare information access systems that provide hospitals, physicians, patients and payers simultaneous access to patient data from virtually any location using the Internet. The company sells its product suite either directly or through remarketing partners, such as Siemens Medical Solutions Health Services Corporation and IDX Information Systems Corporation. LanVision's Medical Record Workflow products are complementary to existing clinical and financial systems, and ensure that authenticated end users can electronically access all the various forms of healthcare information including clinician's handwritten notes, lab reports, photographs, insurance cards, et al. Web access improves physician productivity and reduces administrative costs. LanVision provides its ASPeN, ASP-based application-hosting services to several integrated delivery networks. In addition, LanVision has installed its products at leading healthcare providers including: Stanford Hospital and Clinics, the Albert Einstein and Beth Israel Medical Centers, the Medical College of Georgia, Medical University of South Carolina, and Memorial Sloan-Kettering Cancer Center.


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For more information on LanVision and its products visit the LanVision web site at www.lanvision.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

STATEMENTS MADE BY LANVISION THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE REFLECTED IN THE FORWARD-LOOKING STATEMENTS, INCLUDED HEREIN. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, PRODUCT DEMAND AND MARKET ACCEPTANCE, NEW PRODUCT DEVELOPMENT, KEY STRATEGIC ALLIANCES WITH VENDORS THAT RESELL LANVISION PRODUCTS, THE ABILITY OF THE COMPANY TO CONTROL COSTS, AVAILABILITY OF PRODUCTS PRODUCED FROM THIRD PARTY VENDORS, THE HEALTHCARE REGULATORY ENVIRONMENT, HEALTHCARE INFORMATION SYSTEMS BUDGETS, AVAILABILITY OF HEALTHCARE INFORMATION SYSTEMS TRAINED PERSONNEL FOR IMPLEMENTATION OF NEW SYSTEMS, AS WELL AS MAINTENANCE OF LEGACY SYSTEMS, FLUCTUATIONS IN OPERATING RESULTS AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE LANVISION SYSTEMS, INC. FILINGS WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH REFLECT MANAGEMENT'S ANALYSIS ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE THE RESULTS OF ANY REVISION TO THESE FORWARD-LOOKING STATEMENTS, WHICH MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

(C)2003 LanVision Systems, Inc., Cincinnati, OH 45242.   All rights reserved.

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                     LANVISION SYSTEMS, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                    THREE MONTHS ENDED                FISCAL YEAR ENDED
                                                        JANUARY 31,                       JANUARY 31,
                                                ---------------------------      ------------------------------
                                                   2003             2002             2003              2002
                                                ----------      -----------      ------------      ------------
REVENUES:
   Systems sales                              $  1,531,818      $  1,051,523      $  5,479,143      $  4,291,921
   Services, maintenance and support             1,957,320         1,492,053         6,837,617         5,874,483
   Application hosting services                    458,980           198,935         1,145,356           772,442
                                              ------------      ------------      ------------      ------------
      Total revenues                             3,948,118         2,742,511        13,462,116        10,938,846

OPERATING EXPENSES:
   Cost of systems sales                           424,957           100,649         1,329,795           663,977
   Cost of services, maintenance and
support                                            743,428           711,742         2,942,139         3,050,421
   Cost of application hosting services            269,731            87,815           607,244           341,616
   Selling, general and administrative             927,077           621,355         3,499,915         2,708,849
   Product research and development                628,027           536,491         2,195,315         2,154,949
                                              ------------      ------------      ------------      ------------
      Total operating expenses                   2,993,220         2,058,052        10,574,408         8,919,812
                                              ------------      ------------      ------------      ------------
OPERATING PROFITS                                  954,898           684,459         2,887,708         2,019,034
  Other income (expense):
      Interest income                               18,920            36,143           109,397           270,955
      Other income (expense), net                       --                --                --                --
      Interest (expense)                          (490,145)         (527,263)       (1,961,092)       (2,066,629)
                                              ------------      ------------      ------------      ------------
Earnings before income taxes                       483,673           193,339         1,036,013           223,360
  Income tax provision                             (24,000)          (13,000)          (24,000)          (13,000)
                                              ------------      ------------      ------------      ------------
NET EARNINGS                                  $    459,673      $    180,339      $  1,012,013      $    210,360
                                              ============      ============      ============      ============

Basic net earnings per common share           $       0.05      $       0.02      $       0.11      $       0.02
                                              ============      ============      ============      ============
Diluted net earnings per common share         $       0.05      $       0.02      $       0.11      $       0.02
                                              ============      ============      ============      ============

Number of shares used in per common
  share computations - basic net earnings        8,947,821         8,899,285         8,933,931         8,889,586
                                              ============      ============      ============      ============

Number of shares used in per common
  share computations - diluted net
earnings                                         9,197,722         9,170,016         9,285,382         9,073,720
                                              ============      ============      ============      ============


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                     LANVISION SYSTEMS, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                   JANUARY 31,
                                                                          -------------------------------
                               ASSETS                                         2003              2002
                                                                          -------------     -------------
Current assets:
   Cash and cash equivalents                                             $  7,242,230      $  7,865,053
   Accounts receivable, net of allowance for doubtful accounts
      of $400,000, respectively                                             1,499,767         1,451,027
   Contract receivables                                                     3,074,596         1,742,785
   Other                                                                      326,180           315,043
                                                                         ------------      ------------
      Total current assets                                                 12,142,773        11,373,908

Property and equipment:
   Computer equipment                                                       2,351,203         1,875,590
   Computer software                                                          743,204           421,962
   Office furniture, fixtures and equipment                                 1,153,934         1,139,457
   Leasehold improvements                                                     153,549           117,795
                                                                         ------------      ------------
                                                                            4,401,890         3,554,804
  Accumulated depreciation and amortization                                (3,137,943)       (3,048,793)
                                                                         ------------      ------------
                                                                            1,263,947           506,011
Capitalized software development costs, net of accumulated
    amortization of $2,100,228 and $1,700,228, respectively                 1,389,701         1,189,701
Installment receivables                                                       433,339           267,969
Other                                                                         107,316           171,516
                                                                         ------------      ------------
                                                                         $ 15,337,076      $ 13,509,105
                                                                         ============      ============
      LIABILITIES, CONVERTIBLE REDEEMABLE PREFERRED STOCK AND
                        STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                      $    721,402      $    230,571
   Accrued compensation                                                       308,658           235,958
   Accrued other expenses                                                   1,392,157         1,525,096
   Deferred revenues                                                        2,220,383         1,371,200
   Current portion of capitalized leases                                      206,051                --
   Current portion of long-term debt                                        2,000,000         2,000,000
                                                                         ------------      ------------
      Total current liabilities                                             6,848,651         5,362,825

Capitalized leases                                                            388,320                --
Long-term debt                                                              1,000,000         3,000,000
Long-term accrued interest                                                  3,133,369         2,239,798

Convertible redeemable preferred stock, $0.01 par value per share,
    5,000,000 shares authorized                                                    --                --

Stockholders' equity:
   Common stock, $0.01 par value per share, 25,000,000 shares
     authorized, 8,959,004 and 8,913,947 shares issued, respectively           89,590            89,139
   Capital in excess of par value                                          34,835,639        34,787,849
   Accumulated (deficit)                                                  (30,958,493)      (31,970,506)
                                                                         ------------      ------------
      Total stockholders' equity                                            3,966,736         2,906,482
                                                                         ------------      ------------
                                                                         $ 15,337,076      $ 13,509,105
                                                                         ============      ============



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